LINCOLN NATIONAL VARIABLE ANNUITY FUND A

                     Supplement Dated August 13, 2004 to the
                   Statement of Additional Information (Group)
                                Dated May 1, 2004


This Supplement describes certain changes to the Individual and Group Statements of Additional Information ("SAI") for Lincoln National Variable Annuity Fund A.

The last sentence in the second paragraph of Appendix A on Page B-10 is amended to delete the following language:

         "(i) through the Fund's website at http://www.delawareinvestments.com; and (ii)"


The last six sentences of the continuation of the "Board Committees" paragraph on Page B-4 are deleted and are to be replaced with the following:

         The members of the Audit Committee include all of the independent managers: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. On February 23, 2004, the Board of Managers established a Nominating Committee consisting of all of the independent managers. The Nominating Committee is responsible for the selection and nomination of independent manager candidates. Because the Nominating Committee was not established as of December 31, 2003, it did not meet during 2003. The Nominating Committee will consider nominees recommended by contract owners.



Please keep this Supplement with your SAI for future reference.